Exhibit 10.2

Subordinated Debenture

THIS SUBORDINATED DEBENTURE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR QUALIFIED UNDER ANY STATE OR FOREIGN SECURITIES LAWS AND MAY NOT BE OFFERED FOR SALE, SOLD, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED OR ASSIGNED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT COVERING THIS SECURITY UNDER THE ACT AND ANY REQUIRED QUALIFICATION UNDER APPLICABLE STATE AND FOREIGN LAW OR THE TRANSACTION IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS UNDER THE ACT AND THE QUALIFICATION REQUIREMENTS UNDER APPLICABLE STATE AND FOREIGN LAW AND AN OPINION SATISFACTORY TO THE ISSUER TO SUCH EFFECT HAS BEEN RENDERED BY COUNSEL.

THIS OBLIGATION IS NOT A DEPOSIT AND IT IS NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY FEDERAL AGENCY.

$3,000,000	June 28, 2013

For Value Received, the undersigned, First Internet Bancorp, an Indiana corporation with its headquarters located at 8888 Keystone Crossing, Suite 1700, Indianapolis, Indiana 46240 (“Borrower”), hereby promises to pay to the order of Community BanCapital, L.P., a Delaware limited partnership with its main office located at 50 East Washington Street, Suite 400, Chicago, Illinois 60602 (“Lender”), the principal sum of THREE MILLION DOLLARS ($3,000,000), or so much thereof that has been advanced and remains outstanding, and to pay interest thereon, at the office of Lender located at 50 East Washington Street, Suite 400, Chicago, Illinois 60602, or such other place as Lender may designate, on the terms and subject to the conditions stated in this Subordinated Debenture. This Subordinated Debenture is issued in accordance with, and shall be governed by the terms of, that certain Subordinated Debenture Purchase Agreement of even date herewith entered into between Borrower and Lender (the “Purchase Agreement”). Unless otherwise indicated herein, terms defined in the Purchase Agreement shall have the same meaning when used herein

All accrued interest and unpaid principal due and payable under this Subordinated Debenture shall be paid in full on or before the Maturity Date.

The unpaid principal amount outstanding under this Subordinated Debenture from time to time shall bear interest before maturity in accordance with the Purchase Agreement, computed on the basis of a 365-day year and charged for actual days elapsed. Under certain circumstances as provided in the Purchase Agreement, overdue interest payments under this Subordinated Debenture shall bear interest from the due date thereof until paid at a daily rate equal to the Default Rate of interest, computed on the basis of a 365-day year and charged for actual days elapsed, except as otherwise provided in the Purchase Agreement.

Lender will note on its internal records the amount of each payment in respect of the Subordinated Debenture. Whenever any payment to be made under this Subordinated Debenture shall be due on a day that is other than a Business Day, such payment shall be made on the next succeeding Business Day, and such extension of time shall be included in the computation of interest due upon this Subordinated Debenture.

There shall be no penalties or other charges payable by Borrower to Lender hereunder other than those payments expressly described in the Purchase Agreement. Except as otherwise provided in the Purchase Agreement, all payments hereunder shall be credited first to accrued interest and second to the unpaid principal balance outstanding at the time of such payment.

The Subordinated Debenture may not be prepaid in any amount or at any time on or prior to the third anniversary of the Closing Date. After the third anniversary of the Closing Date, Borrower may prepay all or part of the outstanding unpaid principal balance under this Subordinated Debenture, without penalty, as provided below and in the Purchase Agreement. Except for payments of principal prior to maturity as a result of the acceleration of maturity as a result of an Acceleration Event of Default, Lender shall have no responsibility to verify whether Borrower has obtained any requisite Federal Reserve or other regulatory approval for the payment of principal (including payment at maturity or redemption prior to maturity).

This Subordinated Debenture is not secured by any assets of Borrower. The indebtedness of Borrower evidenced by this Subordinated Debenture, including the principal, premium, if any, and interest, shall be subordinate and junior in right of payment to Borrower’s obligations to its general and secured creditors, except such other creditors holding obligations of Borrower ranking on a parity with or junior to this Subordinated Debenture, if any. Borrower may not be able to retire any part of its obligations hereunder without the prior written consent of the Federal Reserve. In the event of any dissolution, liquidation or winding up of Borrower, whether voluntary or involuntary, all obligations to Borrower’s general creditors and secured creditors, except such creditors holding obligations of Borrower ranking on a parity with or junior to this Subordinated Debenture, if any, shall be entitled to be paid in full before any payment shall be made on account of the principal of or interest on this Subordinated Debenture. In the event of any such proceeding, after payment in full of all such sums owing with respect to such prior obligations, Lender, together with the holders of any obligations of Borrower ranking on a parity with this Subordinated Debenture, shall be entitled to be paid, from the remaining assets of Borrower, the unpaid principal and interest of this Subordinated Debenture or such obligations before any payment or other distribution, whether in cash, property or otherwise, shall be made on account of any capital stock or any obligation of Borrower ranking junior to this Subordinated Debenture.

If an Event of Default shall occur, Lender shall have the rights set forth in Section 4 of the Purchase Agreement. Borrower shall reimburse and indemnify Lender and shall hold Lender harmless against any reasonable costs (including court costs and attorneys’ fees) incurred by Lender in the collection of any amounts due as a result of an Event of Default or as otherwise provided in the Purchase Agreement.

Subject to the terms of the Purchase Agreement, Lender may sell, assign, pledge or otherwise transfer or encumber any or all of its interest under this Subordinated Debenture at any time and from time to time. In the event of a transfer of the Subordinated Debenture, all terms and conditions of this Subordinated Debenture shall be binding upon and inure to the benefit of both the transferee and Borrower after such transfer; provided, however, that Borrower shall have no obligation hereunder to any such transferee unless and until any transfer of this Subordinated Debenture is recorded on the books and records of Borrower.

Upon receipt of evidence reasonably satisfactory to Borrower of the loss, theft, destruction or mutilation of this Subordinated Debenture, Borrower shall, at Lender’s expense, execute and deliver in lieu thereof a new debenture in principal amount equal to the unpaid principal amount of such lost, stolen, destroyed or mutilated debenture, dated the date to which interest has been paid on such lost, stolen, destroyed or mutilated Subordinated Debenture; provided, that: (i) in the case of any such loss, theft or destruction, Lender shall have delivered to Borrower an indemnity reasonably satisfactory to Borrower indemnifying and holding Borrower harmless from any and all liability, claim or damage resulting from such loss, theft or destruction; or (ii) in the case of any such mutilation, upon surrender of this Subordinated Debenture to Borrower.

Nothing herein shall impair the obligation of Borrower, which is absolute and unconditional, to pay the principal of and any premium and interest on this Subordinated Debenture according to its terms.

No provision of this Subordinated Debenture shall be amended or waived except by a written instrument signed by a duly authorized officer of each of Borrower and Lender. Any notices or other communications permitted or required hereunder shall be sent and addressed in accordance with the requirements of the Purchase Agreement.

This Agreement shall be governed by and construed in accordance with the internal laws of the State of Illinois. Nothing herein shall be deemed to limit any rights, powers or privileges which Lender may have pursuant to any law of the United States or any rule, regulation or order of any department or agency thereof and nothing herein shall be deemed to make unlawful any transaction or conduct by Lender which is lawful pursuant to, or which is permitted by, any of the foregoing.

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To induce Lender to accept this Agreement and the other Transaction Documents, Borrower irrevocably agrees that all actions or proceedings in any way, manner, or respect, arising out of or from or related to this Subordinated Debenture shall be litigated only in courts having suits within Chicago, Illinois. Borrower hereby consents and submits to the jurisdiction of any local, state, or federal court located within said city. Borrower hereby waives any right it may have to transfer or change the venue of any litigation brought against Borrower by Lender.

WAIVER OF RIGHT TO JURY TRIAL. BORROWER HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES ANY RIGHT THAT IT MAY HAVE TO A TRIAL BY JURY IN ANY LITIGATION ARISING IN ANY WAY IN CONNECTION WITH THIS SUBORDINATED DEBENTURE OR ANY OF THE OTHER TRANSACTION DOCUMENTS, OR ANY OTHER STATEMENT OR ACTION OF BORROWER OR LENDER. BORROWER ACKNOWLEDGES THAT IT HAS BEEN REPRESENTED IN THE SIGNING OF THIS SUBORDINATED DEBENTURE AND IN THE MAKING OF THIS WAIVER BY INDEPENDENT LEGAL COUNSEL SELECTED OF ITS OWN FREE WILL, AND THAT IT HAS DISCUSSED THIS WAIVER WITH SUCH LEGAL COUNSEL. BORROWER FURTHER ACKNOWLEDGES THAT (a) IT HAS READ AND UNDERSTANDS THE MEANING AND RAMIFICATIONS OF THIS WAIVER, (b) THIS WAIVER HAS BEEN REVIEWED BY BORROWER AND BORROWER’S COUNSEL AND IS A MATERIAL INDUCEMENT FOR LENDER TO ENTER INTO THE PURCHASE AGREEMENT AND THE OTHER TRANSACTION DOCUMENTS AND (c) THIS WAIVER SHALL BE EFFECTIVE AS TO EACH OF SUCH TRANSACTION DOCUMENTS AS IF FULLY INCORPORATED THEREIN.

In Witness Whereof, Borrower has caused this Subordinated Debenture to be executed as of the date first written above.

Attest:			First Internet Bancorp

By:	/s/ C. Charles Perfetti		/s/ Kay E. Whitaker
	Name:	C. Charles Perfetti	Name:	Kay E. Whitaker
	Title:	SVP	Title:	SVP & CFO

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